                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                   July 1996
                            PAYMENT August 15, 1996
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                          CUSIP#393534AB8
                                          Trust Account #33-31958-0
                                          Distribution Date: August 15, 1996

Securitized Net Interest Margin                               Per $1,000
- -------------------------------
Certificates                                                   Original
- ------------                                                  -----------
1.   Amount Available                          1,317,974.27

Interest

2.   Aggregate Interest                          339,236.90    3.67139507

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest            339,236.90

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                                978,737.37   10.59239573

7.   Remaining outstanding principal
     balance                                  50,879,132.96   550.6399672
     Pool Factor                                  .55063997

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date              78,665.954.42**

9.   Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                           3,768,900.33

10.  Weighted average CPR                            11.89%

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                   July 1996
                            PAYMENT August 15, 1996
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                    Page 2

                                       CUSIP#393534AB8
                                       Trust Account #33-31958-0
                                       Distribution Date: August 15, 1996

11.  Weighted average CDR                               3.10%

12.  Annualized net loss percentage                     1.21%

13.  Delinquency           30-59 day                    1.14%
                           60-89 day                    0.40%
                           90+ day                      0.83%
                           Total 30+                    2.37%

First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is bases on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a results of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based or assumptions similar to those used in the previous period.

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                  July, 1996
                            PAYMENT August 15, 1996

                                        Fee Assets
                     ----------------------------------------------
                      Guarantee          Inside         Fee Asset
                        Fees              Refi             Total
                     -----------       ----------       -----------
GTFC 1994-1           384,784.32        89,451.76        474,236.08
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4          -----------       ----------       -----------
                      384,784.32        89,451.76        474,236.08


Total amount of Guarantee Fees and Inside                474,236.08
  Refinance Payments

Payment on Finance 1 Note                                474,236.08

Allocable to Interest (current)                          124,413.24

Allocable to accrued but unpaid Interest                        .00

Accrued and unpaid Trustee Fees                                 .00

Allocable to Principal                                   349,822.84

Finance 1 Note Principal Balance                      18,668,761.87

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                  July, 1996
                            PAYMENT August 15, 1996

                               Inside
                              Residual         Refi          Total
                             ----------     ----------     ----------
GTFC 1994-1                         .00            .00            .00
GTFC 1994-2                  157,657.36      86,579.51     244,236.87
GTFC 1994-3                  126,474.07      47,417.04     173,891.11
GTFC 1994-4                  369,049.37      56,560.84     425,610.21
                             ----------     ----------     ----------

                             653,180.80     190,557.39     843,738.19

Total Residual and Inside
 Refinance Payments                                        843,738.19